PROXY STATEMENT



                                                          OF

                                                TRI-VALLEY
CORPORATION
                                         230 South Montclair
Street, Suite 101
                                             Bakersfield,
California 93309

                                             SOLICITATION OF
PROXIES FOR
                                                MEETING OF
STOCKHOLDERS

                     For the Annual Shareholder Meeting to be Held in the




                                             Bakersfield,
California 93309
                           (local time), on


                                                          OF

                                                TRI-VALLEY
CORPORATION


To Fellow Stockholders of the Company:

          The enclosed proxy material relating to Tri-Valley
Corporation ("Tri-
Valley" or the "Company") from the Board of Directors of the Company is sent to you as the direct or beneficial owner of common stock of the
Company with the Company's sincere request that you give those materials your prompt and thorough consideration.

WE NEED YOUR HELP NOW TO STOP EFFORTS TO RAID AND DESTROY YOUR
COMPANY.

          Your Board of Directors has, for several years now, firmly dealt with the toughest conditions in the industry's history and resisted numerous internal and external attempts to take over the Company and its properties.
The latest such attempt, with many of the same players, is being conducted by The Tri-Valley Committee for New Management, chaired by Alfred Ainsworth, III, Esq. (the "Ainsworth Committee"). It is a small group of dissident, extremely minority shareholders. WHO ARE THESE PEOPLE? WHY DON'T THEY
OFFER SHAREHOLDERS AND THE COMPANY MONEY INSTEAD OF
PAYING LAWYERS TO HELP SMEAR MANAGEMENT?

          Members of the Ainsworth Committee and its nominees for directors include:

          1. A former Tri-Valley employee who was fired for cause in
 1989,
                     and who took personal bankruptcy in 1993;
          2. A former Tri-Valley director who admitted he colluded with another former Tri-Valley employee to take over the Company so he could take personal control of the Company's
Richardson
                     gold property;
          3. An attorney who posed as a person helping to secure funding for Tri-Valley projects who then used
proprietary
information
                     provided to him in good faith for that purpose to
 organize a
                     take over effort;
          4. Others who became stockholders after the Company filed
                     Chapter 11.



                                                   DO NOT BE MISLED
                                                        READ ON



          The Ainsworth Committee freely uses hearsay, comments out of context and false and misleading statements to foment dissatisfaction and dissent in their vigorous efforts to deceive you and their similar vigorous, self-serving attempt to take over the Company.

          1.         AINSWORTH COMMITTEE'S MISLEADING STATEMENT:
Based on
                     conversations between the Committee and the former
 Secretary
                     and Treasurer of the Company, Tri-Valley revenues from
                     mining have been about one third of the $1.7 million the
                     Company has invested to date.

          1. THE TRUTH: The former Secretary-Treasurer, helen
                     O'Brien, was fired for embezzlement and
                     fraud as discovered by the Company's
independent auditors.
                     She, like the former employee and former director appear
                     vindictive.  Clearly, we believe her
statements cannot be
                     trusted and the Ainsworth Committee has
carefully chosen
                     portions of her statements as the support of their
 attack on
                     present management.

                     In fact, Company revenues to date from mineral

activities are
                     about $1 million and an additional $1.6
million has been
                     invested in the property by third parties - all while still in the exploration stage,, not the production stage, which is yet to come.

          2.         AINSWORTH COMMITTEE'S MISLEADING STATEMENT:
F. Lynn
                     Blystone, President and Chief Executive
Officer of the
                     Company admitted the Company is in default on more than
                     half of its prospect acreage due to failure to stay current on payments.

          2. THE TRUTH: Mr. Blystone stated over half the acreage had been dropped.  This was done to concentrate
Company
                     resources on the most advanced targets after evaluating some
                     225 square miles, a good business decision.
The Company
                     retains over 37 square miles containing the more
 prospective
                     acreage.

          3.         AINSWORTH COMMITTEE'S MISLEADING STATEMENT:
A motion filed
                     by Phillips Petroleum Company states the Company is
                     delinquent on property taxes on certain
natural gas wells.

          3.         THE TRUTH:  The Company is NOT DELINQUENT ON
ITS
                     PROPERTY TAXES FOR ANY OF ITS NATURAL GAS
                     WELLS. The Company recently disputed property taxes on
                     certain wells, won a large adjustment and paid at settlement.
                     The wells were NEVER in jeopardy.

          4.         AINSWORTH COMMITTEE'S MISLEADING STATEMENT:
Current
                     Management has demonstrated a serious
disregard of its
duties
                     owed to stockholders as a publicly held
Company by filing
                     reports late and not holding shareholder meetings annually.

          4. THE TRUTH: From time to time, during periods of severe
                     cash squeeze, the Company has delayed filing reports and used its available cash to protect assets,
corporate
 opportunities and
                     continue in business. The Company has never had a comment
                     letter from the SEC. The Company is currently filed on its audited fiscal year end, a copy of which accompanies this
                     material. Quarterly unaudited reports are being
 prepared to
                     send to shareholders as soon as possible.

                     Management is aware that it did not hold shareholder meetings annually and is not absolutely required to either by
Delaware
                     law or its charter and by-laws. Like many small companies
                     during times when funds were dear, the Company
President
                     was deferring salary and the Directors were deferring fees and expenses in order to preserve corporate
opportunity, it
 seemed
                     reasonable to defer the priority of such an expenditure.
 The
                     preparation by the Company for a shareholder meeting can
                     cost $20,000 to $25,000. Instead, funds were used to maintain and preserve precious leases, mineral claims and basic staff to perform operational responsibilities.

                     Given the choices and circumstances of a very tough business environment, management (which has
communicated with
                     shareholders frequently and in depth
throughout)
believes it
                     has acted in the best interest of all the shareholders.
                     Management believes it thus has exercised the maximum duty and care consistent with the conditions and resources with which it operated.

          5.         AINSWORTH COMMITTEE'S MISLEADING STATEMENT:
Lack of
                     oversight permitted unauthorized transactions and diversion of funds ACCORDING TO A DECLARATION FILED BY
                     HELEN O'BRIEN, FORMER SECRETARY-TREASURER OF
                     THE COMPANY PURPORTEDLY FIRED FOR CAUSE IN
                     DECEMBER, 1995.

          5. THE TRUTH: MS. O'BRIEN WAS INDEED FIRED FOR CAUSE - EMBEZZLEMENT AND FRAUD - IN DECEMBER, 1995. Except for her own diversion of Company funds to her
                     personal account, there has been no diversion of Company
                     funds and all funds have been used for
corporate purposes.
                     The President and Chief Executive Officer has always acted and transacted within his authority under Delaware law, the charter and by-laws of the corporation and the scope of the
                     Company's agreements and attendant accounting policies.

          6.         AINSWORTH COMMITTEE'S MISLEADING STATEMENT:
Self dealing
                     on the part of the Company's President and Chief Executive
                     Officer.

          6. THE TRUTH: THE PRESIDENT HAS NEVER "SELF DEALT" BUT HAS SELF SACRIFICED MANY TIMES OVER THE YEARS TO HELP KEEP THE COMPANY
                     GOING IN VERY HARD TIMES, TO MEET THE PAYROLL OF OTHER STAFF AND TO ACQUIRE VALUABLE CORPORATE OPPORTUNITIES AND ASSETS.

                     Since the 1980's the Company has reported to the shareholders about the employee bonus pool derived from small overriding royalties on gas wells.  As one of the
eligible
employees, Mr.
                     Blystone received his appropriate share while the program was in existence.

                     The President has routinely purchased 1% working interest in the Company's gas plays either directly for fresh cash or as an offset to deferred salary. Because the odds of success are negative, most of these investments have been lost in dryholes.
                     Beginning in 1991, some of these investments have been successful due to a string of discovery success.  The
President has NEVER
                     taken from the Company's share.

                     On advice of counsel, the President has been paid interest on deferred salary at normal bank commercial lending rates, all below 10%.  The President has NEVER been paid
18% interest
                     on deferred salary.  Further, the President
NEVER demanded
                     cash payment, rather, on occasion, he
accepted the Company's
                     restricted common stock above book value and above market
                     quote for accrued salary and interest.

                      During his tenure, the Company President,
F. Lynn Blystone,
                     has gone without salary (he is paid up through

August 4, 1993).
                     He has canceled earned bonuses, lent money for the payroll of other staff, bought Company restricted stock above book value and above market quote, gone without vacation and without
                     full business expense reimbursement and had no reimbursement of very substantial high interest credit card obligations made in pursuit of business. He has found ways to use his personal resources and self denial to keep the Company going through hard times. The employment contract of the President and
                     Chief Executive Officer was negotiated with the outside
                     directors and ratified by the shareholders.
It is a
standard
                     agreement.

          7.         AINSWORTH COMMITTEE'S MISLEADING STATEMENT:
The Board
                     refused to negotiate with the Company's
largest creditor.

          7. THE TRUTH: In fact, there were many meetings in person
                     and via telephone between management, the Board of
                     Directors, and individual directors with the secured lender in an effort to negotiate an acceptable
settlement.  The
Tri-Valley
                     president and CEO was on the telephone with the secured
                     lender right up to closing of the window to file
Chapter 11.
                     But, in the end, the secured lender refused to give additional written forbearance to negotiate and the Company could not allow itself to be put in the position of negotiating while the properties and revenues would be in
foreclosure.
This would
                     have been extremely detrimental to
shareholders and their
                     investment in the Company. Besides, the offers of the secured lender to buy the properties were considerably below other offers available to the Company.  It is
important to emphasize that the Company's actions succeeded in protecting the assets and the secured creditor was paid in full.

          8.         AINSWORTH COMMITTEE'S MISLEADING STATEMENT:
Current
                     management has not informed Tri-Valley
shareholders of its
                     efforts to sell the Company's producing gas reserves.

          8.         THE TRUTH:  In fact, shareholders were
apprised of the
                     possibility of reserve sale as far back as June 30, 1995, with subsequent notices in February and March, 1996. At one
                     point, Tri-Valley pursued a few companies known to be
                     interested in buying reserves and capable of performing. All of these companies offered considerably more than did the
                     secured lender.  Management reasoned that
Tri-Valley was
not
                     broke, it just lacked the liquid capital to meet a very short term demand. Its reserves are cash in the ground which the
                     Company can use only once a month and this monthly revenue could not solve the all due and payable
pay-off demand of
the
                     secured lender.  However, a normal and
reasonable sale of
the
                     reserves could pay off all obligations and leave
 substantial cash
                     to resume operations -not unlike the proceeds from a stock offering or sale of a large prospect.  The
President has
the
                     authority to negotiate and sell, but also got
Director
 ratification
                     of his authority.  Happily, other
opportunities have since
                     emerged that enabled Tri-Valley to keep its reserves.
                     However, sale of the reserves is not out of the question
                     anymore than it is with any other oil and gas company as
                     properties are constantly being bought and sold by
 companies
                     for any number of reasons. This is simply another example of the Ainsworth Committee trying to foment dissatisfaction and dissent through false and misleading
statements.

          9.         AINSWORTH COMMITTEE'S MISLEADING STATEMENT:
Complaining
                     about Tri-Valley being permitted to use
$150,000 for
 corporate
                     purposes.

          9. THE TRUTH: The U.S. Bankruptcy Court sided with Tri-
                     Valley on all points regarding the use of $150,000.
 The claims
                     of the Ainsworth Committee, the Official
Committee of
Equity
                     Security Holders and the U.S. Trustee were spurious and false, and realized as such by the Bankruptcy Judge.
Tri-Valley
is
                     pleased to have found a capital formation resource which
                     produces results more favorable than the Company has been
                     able to do on its own with only a 10% cost, which is far less than most brokerages - especially for a
company in
Chapter 11.
                     This is another example of the Ainsworth
Committee
trying to
                     put a negative "spin" on a matter to in order to foment
                     dissatisfaction and dissent with false and misleading statements.
                     The Company has properly used these funds to preserve and
                     advance its opportunities. Quite simply - the U.S.
Bankruptcy
                     Court carefully and reasonably scrutinizes any such transaction by a debtor.  The Ainsworth Committee
obstruction
effort had
                     its day in court and was rejected.

          10.        AINSWORTH COMMITTEE'S MISLEADING STATEMENT:
Current
                     Directors refused to meet with Ainsworth
Committee members.

          10. THE TRUTH: As far back as 1989, the Directors have gone far out of their way to patiently accommodate and listen to the complaints and demands from a small group of dissident
                     shareholders and former fired employees who are now
                     members of, or associated with, the Ainsworth
Committee.
                     These members have ignored factual
explanations and
rebuttals
                     of their complaints and claims. Hours and hours and hours of
                     Director time, Tri-Valley auditor time,
Tri-Valley counsel
time
                     and management time have gone into very
detailed reviews
                     with such members, only to be totally ignored.

The
Ainsworth
                     Committee made it plain before the proxy solicitation they intended to take over the Company. No one sees any point,
                     after years of this, to spend any more time with them on these matters, none of which is new or
uninvestigated or
unreviewed.
                     One compelling fact which you should consider:

the U.S.
                     Bankruptcy Court has heard and rejected every claim and
                     argument asserted by the Committee members and turned
                     these matters over to you, the shareholders.
The Ainsworth
                     Committee is using the proxy rules to rehash these previously rejected complaints.

          TAKE A CLOSE LOOK AT THE EXPERIENCE, QUALIFICATIONS AND
DEDICATION OF
THE PRESENT PEOPLE WHO COMPRISE THE TRI-VALLEY BOARD OF DIRECTORS
WHO HAVE
NOT QUIT IN THE FACE OF HARD TIMES OR DISAPPOINTING CIRCUMSTANCES.
THE
PRESENT MANAGEMENT HAS TAKEN THE COMPANY FORWARD DURING THE YEARS
WHEN
THE VAST MAJORITY OF ITS COMPETITORS WENT OUT OF BUSINESS.

          THE BOARD OF DIRECTORS ASKS FOR YOUR PROXY AND SUPPORT
IN ORDER TO COMPLETE VERY PROMISING AND EXCEPTIONAL COMPANY
PROJECTS IN A MANNER THAT PRESERVES THE OPPORTUNITY FOR YOU, THE
CURRENT, LOYAL SHAREHOLDERS TO BENEFIT.

          This Proxy Statement, together with the enclosed form of Proxy
(PRINTED ON GOLD PAPER), is first being mailed or distributed to stockholders of the Company on or about September 10, 1996.

                                           WHAT IS THE OFFICIAL
COMMITTEE OF
                                           EQUITY SECURITY HOLDERS?
(OCESH)

          Under the U.S. Bankruptcy Code, the office of the U.S. Trustee may form a committee to represent the shareholders, ordinarily the seven largest shareholders willing to serve. However, in our case, the U.S. Trustee formed a five person committee with the first three coming from the Ainsworth
Committee. This gave the Ainsworth Committee a quorum, a majority and veto power over all activities. They own a combined number of shares in our Company (175,000) totalling 1.4% (.014) of the outstanding shares and they purport to represent all of the shareholders in our Company.

     They have so misused and abused this position that two Tri-Valley shareholders each resigned in disgust and protest and subsequent shareholders have filed motions in the Bankruptcy Court noting the conflicts of interest and breaches of fiduciary duty of the Ainsworth group.

          The U.S. Trustee has allowed the OCESH to continue as a transparent cover for the tiny minority dissident Ainsworth group rather than a fair representation of Tri-Valley shareholders prescribed by the U.S. Bankruptcy
Code. This can be very injurious to Company shareholders because the
OCESH can hire lawyers, accountants and staff, ALL AT TRI-VALLEY EXPENSE! The OCESH includes:

          1. John E. Grant, Chairman, who owns no stock but votes 29,000 shares as custodian for his children.  John
Grant was fired
                     from the Company for cause in 1989. He filed Chapter 7 personal bankruptcy in 1993 listing liabilities of $3.3 million and assets of less than $10,000. He is a nominee for a board seat by the
                     Ainsworth Committee of which he is a former member.
          2. Alfred Ainsworth, III, Esq. owns 10,000 shares (.008 of Tri-Valley), 9,000 of which he acquired after Tri-Valley filed Chapter 11.

Mr.
Ainsworth
                     was introduced to Tri-Valley management last
November and
                     posed as a person seeking substantial projects for presentation to his investor groups "on the east coast".
In good
faith, he
                     was provided proprietary and inside
information for that
                     purpose. Unknown to us he began communication with our
                     secured lender, Frank Agar, and acquired 1,000 shares of
Tri-Valley stock in December.  In January he began making
                     demands on the Company and its Board of
Directors to meet
                     with him and Frank Agar.  Tri-Valley
management already
                     had dialogue with Mr. Agar and had no reason to respond to
                     Mr. Ainsworth's threats and demands. He acquired another
                     9,000 shares in February and some associates bought 16,570 shares for a total of 25,570 shares after Tri-Valley filed and began a formal raid on the Company. Mr. Ainsworth represents
                     himself as founder and president of Ainsworth
Production
                     Company.  He did not disclose that the
corporate status of
                     Ainsworth Production Company was DELINQUENT!

          3. J. Bruce Carruthers is a former dissident director.
  In 1989,
                     after taking early retirement, Mr. Carruthers began to assert himself as a prospective employee of
Tri-Valley and
                     increasingly attempted to acquire an interest in, if not control of, the Company's Richardson, Alaska mining property. To
                     that end, he admittedly colluded with a former
Tri-Valley
                     employee to gain control of the Company and "take the
                     Richardson property off its hands".  An
apology and
 pledge by
                     Mr. Carruthers to let "bygones be bygones", enabled him to remain on the Board of Directors. However, until his
 recent
                     resignation and joining the Ainsworth
Committee, his
 presence
                     was obstructive and jeopardized the
confidentiality of the
                     Directors' deliberations and sensitive
corporate and
project
                     information.  His actions on the OCESH
continue the same way and members of the OCESH have had to file motions to force Mr. Carruthers to produce minutes of Committee meetings for which he is recording secretary so they can properly document committee actions and attorney costs.

                     Both Mr. Grant and Mr. Carruthers recently resigned from
                     the Ainsworth Committee in an effort to mask their conflict of interest while continuing to serve on the OCESH and where
                     they can, in effect, charge Tri-Valley for expenses of the
                     Ainsworth Committee agenda. In fact, they should instead have resigned from the OCESH due to obvious conflicts and breaches of fiduciary duty.


          Another Ainsworth Committee member and nominee for the
Board of
Directors, Lorrie Olivier, joined American International Petroleum Corporation in 1991. Since then, its stock has plummeted from over 39.00 dollars per share to its present .38 cents per share range.

          PLEASE COMPARE THAT WITH THE COMPANY SLATE OF
MEN WHO ARE IN THE TRENCHES BUILDING AND PROTECTING
STOCKHOLDER EQUITY FOR ALL THE SHAREHOLDERS:

          The six person Tri-Valley Board of Directors is comprised of Earl Beistline,
Milton Carlson, Loren Miller, Dennis Lockhart, Terry Stringer and
Lynn
Blystone, who is also president and chief executive officer of the Company.
All except Blystone are outside directors. All the foregoing members are collectively referred to in this Proxy Statement as the "Directors". As of August
30, 1996, the Directors directly owned 500,500 shares equal to 3.98% of the
12,581,498 shares issued and outstanding. Clearly, the present Directors have done their duty in regard to the Company, its future successes and, especially, this election. All of the present Directors of the Company have been nominated for re-election.

                                                TRI-VALLEY
CORPORATION
                                           MANAGEMENT'S SLATE OF
DIRECTORS


Director



Since

F. Lynn Blystone - 60
President and Chief Executive

Officer  1974
383,519 shares (1) 2.66%
Tri-Valley Corporation, and its

wholly

owned
subsidiary, Tri-Valley Oil &
                                                                Gas


Co.,
Bakersfield, California

Mr. Blystone became president of Tri-Valley Corporation in October,
1981,
and was nominally vice president from July to October, 1981. His background includes institution management, venture capital and various management functions for a mainline pipeline contractor including the Trans
Alaska Pipeline Project.  He has founded, run and sold companies in several
fields including Learjet charter, commercial construction,
municipal finance
and land development.  He is also president of a family
corporation, Bandera
Land Company, Inc., with real estate interests in Kern, Riverside
and
Orange Counties, California.    A graduate of Whittier College,
California,
he did graduate work at George Williams College, Illinois in organization management. He gives full time to Tri-Valley.

Terrance L. Stringer - 54
 Executive Vice President                          1982
52,045 shares .4%
        Huntway Refining Company

Wilmington, California

Mr. Stringer is responsible for refinery supply, planning and intermediate product marketing of Huntway, a NYSE limited partnership with three refineries in the United States. Prior to that he was vice president of supply and marketing of Golden West Refinery in Santa Fe Springs, California. He was formerly president of several subsidiaries of Tosco Corporation including
TPFC, which purchased gas supplies for the Avon Refinery; Toscogen, Inc., which provided co-generation services; Teorco, a heavy oil producer and was also general manager oil, gas and minerals for Tosco Corporation. Prior to that he spent 9 years with Standard Oil of California (now Chevron) in finance, supply and trading including 3 years in the London crude oil trading office. He holds a B.Sc. in chemical engineering from the University of
Illinois and a M.B.A. from UCLA.

Dennis P. Lockhart - 48
President                                         1982
41,091 shares .3%
Heller International Group, Inc.

Chicago, Illinois

After service as a corporate banking officer of Citibank since
1971, most
recently as vice president in the Central and South America Group responsible for debt-to-equity conversions, Mr. Lockhart has become president of Heller International, an old line firm now owned by Fuji Bank
Group. Heller provides financing in 20 countries. While with Citibank, Mr.
Lockhart served the bank's international operations in Jedda and Riyahd,
Saudi Arabia; Athens, Greece; Beirut, Lebanon; and as executive vice president of Iranian's Bank of Tehran, Iran. He then served as vice president and regional executive for corporate banking in the seven southeastern states and Puerto Rico for Citicorp (USA) Inc. A graduate of
Stanford University, he has an M.A. from John Hopkins University.

Milton J. Carlson - 65
Investor, Kalispell, Montana                      1985
49,000 shares .4%
Mr. Carlson is a principal in Earthsong Corporation which, in part, consults on environmental matters and performs environmental audits for government agencies and public and private concerns. Until its merger with another firm, Mr. Carlson formerly was vice president and corporate secretary of
Union Sugar Company, a $100 million unit of Sara Lee Corporation. He was involved in representing industrial end users of energy through the California
Manufacturers Association as the former chairman of the CMA steering committee of the standing energy and environmental committees. Mr. Carlson was also the energy and environmental representative with Sara Lee energy advisory group and monitored related matters before the California
Public Utilities Commission and Energy Commission as well as serving as the legislative representative in Sacramento, California and Washington, D.C.
Mr. Carlson attended the University of Colorado at Boulder and the University of Denver.


Loren J. Miller, CPA - 51
CPA, Controller                                   1992
15,300 shares .1%
Petro America, Inc.

Long Beach, California

Mr. Miller has served in a treasury and chief financial officer capacity as vice president successively of Hershey Oil Corporation, Mock Resources, Inc.
and McMullen Oil Company, Inc. Prior to that he was vice president and general manager of Tosco Production Finance Corporation and formerly a senior auditor with Touche Ross & Co. He is experienced in exploration, production, product trading, refining and distribution as well as corporate finance. He holds a B.S. in accounting and an M.B.A. in finance from the
University of Southern California.

Earl H. Beistline, LLD. - 79
Mining Consultant                                 1992
8,000 shares .06%
Fairbanks, Alaska

Dr. Beistline is chairman of the Alaska State Minerals Commission and Dean
Emeritus of the School of Mineral Industry of the University of Alaska. Born in Juneau, he has achieved a special position in Alaska during its transition from territorial status into statehood. He has numerous honors from local, state and federal governments, academia, professional and civic organizations and the mineral industry. An active miner in the Central-Circle Mining
District, Dr. Beistline also serves as a director of one of the state's primary companies, Usibelli Coal Mines, Inc. He holds a Bachelor of Mining Engineering, Engineer of Mines and Honorary Doctor of Law degree from the University of Alaska.

(1)       Mr. Blystone votes 48,455 shares owned by Bandera Land
Co., Inc.,
          in which he owns a minority interest.


                                        Background Preceding Proxy
Solicitation

          As a shareholder of this Company, you know that management communicates with you frequently through activity update letters and other reports, including personal letters and telephone discussions responding to individual shareholders. All of you have been advised over the years of the extreme conditions in the oil and gas industry which have prevailed over the last 15 years. Because of steadfast effort, the Company has been able to grow in spite of these conditions. By any measure, Tri-Valley has out performed the vast majority of its peers over the last 15 years and its present
Chapter 11 status is simply a means of reorganizing and recapitalizing the
Company for greater growth opportunity. The sudden price reversals in the business which collapsed many firms did not have that affect on Tri-Valley, which has been able to deal with the drastic turn of events and severe business reversals. The Company filed for protection under Chapter 11 of the United States Bankruptcy Act because it had millions of dollars in stockholder equity built up in the toughest times of the industry that were being threatened. The Company has ample value to more than pay its obligations, but needed freedom from interference and more time to satisfy its obligations while preserving the maximum shareholder equity.
In fact, the Company has been successful in protecting the reserves and other assets without discounting either the shareholder book value of our creditors.

          Using inside information in a manner adverse to the Company, the
Ainsworth Committee has tried to foment and attract dissent in an attempt to take over the Company and its valuable properties for a minuscule investment on their part. The Ainsworth Committee previously conducted a solicitation that the Company believes violated federal and state securities laws and then, like now, freely used false and misleading statements in the effort to garner a majority of shares. That effort failed and, once the shareholders understood what was happening, a large number of them showed their support of present management by revoking the Ainsworth solicitation.

          The Ainsworth Committee and its nominees have not demonstrated they have anything to offer except to take over control. Then what? They have no answers. They propose to "retain experts and analysts". In contrast, Tri-Valley has grown, and yes, prospered through the dedicated efforts of the current Directors in the very toughest of times. The current
Directors, who own more stock than the Ainsworth Committee and nominees, have always pursued value for the shareholders.
We respectfully ask for your proxy to enable us to complete projects of exceptional potential and reorganize the Company for greater growth.

                                   Summary of Business Problems
Prior to
Chapter 11

          Without access to conventional capital, Tri-Valley has had to compete and grow in the toughest times of the industry with the barest of capital and personnel resources. As an indicator of its success, Tri-Valley has been able to compound its assets and net worth. Its debt has not ballooned, but its net worth has. However, the terms of its debt were so tight that a combination of declining production and prices plunging briefly to 20-year lows squeezed the Company drastically. Still, the Company has managed to not only hang on, but advance its projects. It was not the debt so much as it was interference in the process of settling it that caused the Company to file for
Chapter 11 protection. The Chapter 11 has been successful! Tri-Valley was able to arrange very favorable debt/equity financing that enabled it to keep its valuable reserves and other assets.
The conversion of debt to equity will create a debt free Company with an INCREASE in book value per share! Under very tough circumstances and industry conditions, your management has continued to build shareholder value.

                                            Reasons For Proxy
Solicitation

          It is not
easy to give exceptional service to the vast majority of shareholders, while taking time to listen to an extremely small group of disgruntled former employees and dissidents malign dedicated efforts of current management and seek only to promote their self interests of our truly exceptional projects.

     Ainsworth pressed during our reorganization to hold a short notice shareholder meeting. This would have the effect of denying millions of votes who would not be able to receive, review, vote and return their proxies in time for them to be counted at the meeting. This, of course, could make it easier for their hostile takeover to succeed.

     We resisted this unfair tactic and have scheduled a full notice meeting to give ALL shareholders a chance to have their votes count. Tri-Valley Directors believe they have been particularly attentive to shareholder interest and have communicated frequently and in depth with the shareholders even though shareholder meetings were not held.

          The Ainsworth Committee and its nominees have no plan and demonstrate absolutely no understanding of the Company's circumstances and opportunities. They only want to take over and then figure out what to do.

          Please vote with present management by signing, dating and mailing promptly the enclosed Proxy (PRINTED ON GOLD PAPER) in the postage paid envelope provided.

                                      OTHER ACTIONS AT THE
STOCKHOLDER'S MEETING

          At the stockholder's meeting, stockholders may be asked to take other actions incident to the meeting not yet known. The grant of the enclosed
Proxy to present management as in previous years will authorize present management to vote on such matters as they arise and to vote for any nominee of present management whose nomination results from the inability of any member of the slate of present management to serve on the Company's Board of Directors.

                                        VOTING RIGHTS AND USE OF
THE PROXY CARD

          You can vote on the election of Directors to the Company's Board by using the enclosed GOLD PROXY CARD. The Company will keep all Proxies it receives confidential until the deadline for their submission absent a court order requiring disclosure.

          The Proxy solicited by present management grants authority to the
Proxies to vote your shares at the next annual meeting of stockholders or the next special meeting of stockholders at which an election of directors is held, together with any adjournments thereof.

          If you sign and return the enclosed GOLD PROXY CARD and do not instruct present management how to vote, present management will vote for its slate to the Company's Board of Directors. If any other business should come before the meeting other than an election of directors, the proxy holders will vote your shares in their best judgement.

          Only the stockholders of record as of the date established by the
Company's Board are entitled to vote. The Company's Board of Directors has established September 11, 1996 as the record date for shareholders entitled to vote at this shareholder meeting. A quorum of stockholders represented in person or by proxy of a majority of common stock of the Company will be required for the conduct of the stockholder's meeting. A vote of the majority of holders of the Company common stock represented at the stockholder's meeting will be required to re-elect the slate of present management as the
Company's Board.

                                                SOLICITATION OF
PROXIES

          The persons designated on the GOLD PROXY CARDS of present management are F. Lynn Blystone, President, Chief Executive Officer and
Loren J. Miller, both Directors of the Company. The Company expects to solicit proxies by mail, telephone, facsimile, telegram or personal solicitation or other means of communication, for which costs and expenses will be borne by the Company. Banks, brokerage houses and other custodians and nominees and fiduciaries will be requested to forward the solicitation material of the Company to their customers for whom they hold shares and the Company will reimburse them for their reasonable out of pocket expenses.

                                                ADDITIONAL
INFORMATION

          Information in this Proxy Statement about the Company, the
Ainsworth Committee and group and the Official Committee of Equity Security Holders is based upon information contained in the various filings of the Company and the Ainsworth Committee with the Securities and Exchange Commission and the U.S. Bankruptcy Court, internal records and knowledge of the Company. Accordingly, reference is herein made to such filings for information concerning the incumbent Directors of the Company, members of the Ainsworth Committee, the OCESH and others and beneficial ownership of the Company's shares of common stock, compensation and other benefits afforded directors and certain members of management of the
Company.

          PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD
PROXY CARD IN THE ENVELOPE PROVIDED.

          IF YOUR SHARES OF THE COMPANY'S COMMON STOCK ARE
HELD IN THE NAME OF A BROKERAGE FIRM, BANK OR NOMINEE,
ONLY THEY CAN EXECUTE THE PROXY AND ONLY ON RECEIPT OF
YOUR SPECIFIC INSTRUCTIONS.  ACCORDINGLY, PLEASE
CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND
GIVE INSTRUCTIONS FOR SUCH SHARES IMMEDIATELY.

          YOU MAY HOLD YOUR TRI-VALLEY CORPORATION STOCK
IN THE NAME OF A PREDECESSOR COMPANY WITH ONE OF THE
FOLLOWING NAMES:

                                          SALINAS VALLEY
EXPLORATION COMPANY
                                               TRI-VALLEY OIL & GAS
CO.
                                           COMMODITY RESOURCES
INCORPORATED
                                           TRI-VALLEY OIL & GAS
CORPORATION
                                                TRI-VALLEY
CORPORATION

          IF YOU HAVE ANY QUESTIONS OR REQUIRE ASSISTANCE
PLEASE CALL TRI-VALLEY CORPORATION PRESIDENT AND CEO,
F. LYNN BLYSTONE AT 805/837-9300.













                                         Principal Stockholders of
the Company
                                       8,027,248 Shares Issued and
Outstanding*

   Name of
Beneficial Owner
   Shares
Beneficially
Owned
   Percentage
of
Common Stock
Daniel J. Demers, TTEE 2,798,00022.24%F.
Lynn Blystone (1)
335,0642.66%
Earl H. Beistline (1)
8,000.06%
Milton J. Carlson  (1)
49,000.39%
Dennis P. Lockhart  (1)
41,091.33%
Loren Miller  (1)
15,300.12%
Terrance L. Stringer  (1)
52,045.41%All officers and
directors as a group (six
persons)
500,5003.98%

 (1) Mr. Blystone is President and Chief Executive Officer of the
          Company. Messrs. Beistline, Carlson, Lockhart, Miller and Stringer
          are members of the Board of Directors of the Company.

* -       On June 7, 1996, TsNIGRI converted its 300,000 preferred
shares into
          common stock in support of present management.

  - On June 19, 1996, SRS BroadWay Associates exercised their options on 390,000 shares of common stock in support of present management.


  - On August 14, 1996, the Company sold 798,000 shares of restricted common stock.

  - On August 15, 1996, the Company sold 2,000,000 shares of restricted common stock.

  - On August 28, 1996, the Company sold 200,000 of shares restricted common stock.







                           PROXY CARD
                     TRI-VALLEY CORPORATION
                THIS PROXY IS BEING SOLICITED BY
        THE PRESENT MANAGEMENT OF TRI-VALLEY CORPORATION

     The undersigned stockholder of Tri-Valley Corporation, a Delaware
Corporation (the "Company"), hereby appoints F. Lynn Blystone and
Loren J.
Miller, and each of them, with full power of substitution, proxies of the undersigned to vote all shares of the undersigned in the Company at the next annual meeting of stockholders of the Company, or at the next special meeting of the stockholders at which our election of directors is held, and any adjournments thereof (the "meeting"). This proxy shall be valid until the earlier of the
Meeting or December 31, 1996, and revokes all previous proxies.

     THE PRESENT MANAGEMENT STRONGLY RECOMMENDS A VOTE FOR THE RE-ELECTION OF EACH OF THE PRESENT DIRECTORS LISTED BELOW TO THE BOARD OF DIRECTORS OF THE COMPANY.

1. Re-election of the present directors to the Board of Directors of the
     Company.
          FOR All directors
listed below (except as
marked to the contrary in
the space below).

                                    WITHHOLD AUTHORITY to
vote for all
directors listed below.

ABSTAINEARL BEISTLINE, F. LYNN BLYSTONE, MILTON J. CARLSON,
 DENNIS P. LOCKHART, LOREN
J. MILLER, TERRANCE STRINGER

Instructions: To grant authority, withhold authority or abstain as to the vote for the election of all candidates, check the appropriate box above. To withhold authority to vote for any particular nominee(s), write the name(s) of such director(s) in the following space:

NOTE: If no box is marked in number one above, the undersigned will be deemed to vote "FOR" all nominees listed.

2.   Appointment of the CPA firm of Brown, Armstrong Randall &
Reyes (BARR) as
independent auditors for the Company.

          FOR BARR as independent accountants     WITHHOLD
AUTHORITY to vote
for BARR to be            ABSTAIN
      for the Company.                       appointed independent
auditors for the Company.

3. In their discretion, the proxies are authorized to vote upon such matters as shall come before the Meeting, matters incident to the conduct of the
 Meeting,
and to vote for any nominee whose nomination results from the inability of any of the above named Directors to serve on the Company's Board of Directors.

The invalidity, illegality or unenforceability of any particular provision of this Proxy shall be construed in all respects as if such invalid, illegal or unenforceable provisions were omitted without the validity, legality or unenforceability of the remaining provisions hereof. This card revokes all prior proxies or revocations of proxy with respect to shares held by the undersigned.

   Please sign, date and return this proxy promptly, using the enclosed envelope.

PLEASE SIGN exactly as your name appears as a stockholder of the Company on the label below. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign its full corporate name by a duly authorized officer, stating his/her title. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such. If a partnership or limited liability company, please sign in the partnership or limited liability company name by authorized persons.

                                             Dated:
               , 1996
(Name)



(Signature)



(Joint Signature, if held jointly)      (Title or Authority, if
applicable)

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
             TO BE HELD FRIDAY, NOVEMBER 8, 1996

To the Shareholders of TRI-VALLEY CORPORATION:

     The Annual Meeting of Shareholders of Tri-Valley Corporation
(the
"Company") will be held in the Belridge Room of the Four Points
Hotel Sheraton,
5101 California Avenue, Bakersfield, California 93309, at 10:00
A.M. (Pacific
Standard Time), on November 8, 1996 for the following purposes:

     (1) To elect six directors to serve for the ensuing year and until their successors have been elected and qualified. Management proposes and nominates the following slate for re-election:  F. Lynn
Blystone,
          Earl H. Beistline, Milton J. Carlson, Dennis P. Lockhart,
Loren J.
          Miller and Terrance L. Stringer.

     (2)  To appoint the CPA firm of Brown, Armstrong Randall &
Reyes as
          independent auditors for the Company.

     (3) To transact such other business as may properly come before the
          Annual Meeting and any adjournments thereof.

     The meeting will also provide an opportunity to give a current report on the progress of the Company and its plans and prospects for the future.

     Only persons who held Common Stock of record at the close of business on September 11, 1996, will be entitled to vote at the Annual Meeting and any adjournments thereof, as fixed by action of the Board of Directors.

     All shareholders are urged to attend the Annual Meeting in person or by proxy. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY. IF YOU RECEIVE MORE THAN ONE PROXY BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE PROXY SHOULD BE SIGNED BY ALL REGISTERED HOLDERS EXACTLY AS THE STOCK IS REGISTERED.

     A Shareholder giving a proxy has the power to revoke it any time before it is exercised by attending the Annual Meeting and voting his shares in person or by filing with the Secretary of the Company either a written notice of revocation or a duly executed proxy bearing a later date.

                         By Order of the Board of Directors


                         F. Lynn Blystone
                         President and Chief Executive Officer

Bakersfield, California